Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions [Abstract]
Acquisitions
(3) Acquisitions

Sealy Corporation

On September 27, 2012, the Company announced it had entered into an Agreement and Plan of Merger ("Merger Agreement") to acquire Sealy Corporation ("Sealy"), by merging Sealy with a newly-formed subsidiary of the Company (the "Merger"). Sealy, headquartered in Trinity, North Carolina, owns one of the largest bedding brands in the world, and manufactures and markets a complete line of bedding products. Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each share of common stock of Sealy issued and outstanding immediately prior to the effective time of the Merger will be cancelled and (other than shares held by Sealy or Tempur-Pedic or their subsidiaries or Sealy stockholders who properly exercise appraisal rights) converted into the right to receive $2.20 in cash. The Company anticipates that the total consideration to be paid, including payments on account of existing Sealy options and equity share units and the assumption of outstanding indebtedness of Sealy less cash assumed, will be approximately $1,300.0 million. The transaction is expected to be completed in the first half of calendar 2013 and is subject to regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary conditions. The Merger Agreement contains certain termination rights for both the Company and Sealy and further provides that, upon termination of the Merger Agreement under certain circumstances, Sealy may be obligated to pay the Company a termination fee of $25.0 million. In addition, if antitrust enforcement agencies either commence or inform the parties that they intend to commence an action to enjoin the Merger, (i) the Company may be required to pay Sealy a termination fee of $90.0 million if both parties elect to terminate the Merger Agreement or (ii) a termination fee of $90.0 million (or $40.0 million if the Company elects to terminate the Merger Agreement but Sealy does not so elect to terminate) if the Merger does not close due to a failure to receive antitrust approval in the nine months following the execution of the Merger Agreement, subject to certain extensions.

Third Party Distributors

On July 5, 2012, the Company acquired its third party distributor in Brazil. The Company paid $2.2 million in cash to acquire this entity, with future payments due to the former owners if certain operational targets are met. Assets acquired and liabilities assumed include accounts receivables, inventories, prepaid expenses and other current assets, property, plant and equipment, accounts payable, and accrued expenses and other current liabilities.

On April 2, 2012, the Company acquired its third party distributor in Poland. The Company paid $1.7 million in cash to acquire this entity, with future payments due to the former owners if certain operational targets are met. Assets acquired include certain intangible assets, inventories and prepaid expenses and other current assets.